UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Empire State Realty Trust, Inc.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! EMPIRE STATE REALTY TRUST, INC. 2023 Annual Shareholders Meeting Vote by May 10, 2023 11:59 PM ET You invested in EMPIRE STATE REALTY TRUST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the annual shareholders meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2023. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V04890-P84139 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. EMPIRE STATE REALTY TRUST, INC. 111 WEST 33RD STREET, 12 FL. NEW YORK, NY 10120 Vote in Person or Virtually at the Meeting* May 11, 2023 11:00 a.m. (Eastern Time) State Grill, 21 West 33rd Street New York, NY 10118 www.virtualshareholdermeeting.com/ESRT2023 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual shareholders meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V04891-P84139 01) Anthony E. Malkin 02) Thomas J. DeRosa 03) Steven J. Gilbert 04) S. Michael Giliberto 05) Patricia S. Han 06) Grant H. Hill 07) R. Paige Hood 08) James D. Robinson IV 1. Election of Directors Nominees: 2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For For For NOTE: The proxies are also authorized to vote in their discretion upon such other matters as may properly be brought before the Annual Shareholders Meeting or any adjournments or postponements thereof.